Form 8-K - CURRENT REPORT

                  UNITED STATES
       SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C. 20549



                   FORM 8-K


               CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the
         Securities Exchange Act of 1934

         Date of Report: June 10, 2004

      Urban Improvement Fund Limited - 1973-II
(Exact name of registrant as specified in its charter)


       California                 0-7771       95-6398192
(State or other jurisdiction   (Commission  (I.R.S. Employer
   of incorporation)           File Number)  Identification
                                                 Number)


             55 Beattie Place
           Post Office Box 1089
        Greenville, South Carolina 29602
       (Address of principal executive offices)


Registrant's telephone number, including area code
(206) 622-9900

                   N/A

(Former address, if changed since last report)





Item 4.  Changes in Registrant's Certifying Accountant


As of June 10, 2004, the firm of Carter & Company, Certified Public Accountants, LLC was engaged as the principal accountant to audit the financial statements of Urban Improvement Fund Limited - 1973-II (the "Registrant" or the "Partnership").



                        SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






URBAN IMPROVEMENT FUND LIMITED - 1973-II
       (Registrant)
By:    Interfinancial Real Estate Management
       Company, General Partner




/s/Michael Fulbright
(Signature)
By:  Michael Fulbright, Secretary




/s/John M. Orehek
(Signature)
By:  John M. Orehek, Senior Vice President



Date:	June 10, 2004